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                                                                 Exhibit 23.1

                                --------------------
                                CONTE CO., CPA, INC.
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                             A PROFESSIONAL CORPORATION

                          4322 S. Cleveland-Massillon Road
                              Norton, Ohio 44203-5732
                          216.825.3555 - Fax: 216.825.0055


                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of SecurFone America, Inc. (Formerly Material Technology, Inc.) of our report dated April 9, 1998 appearing on their Form 10-K.




/s/ CONTE CO., CPA, INC.

Conte Co., CPA, Inc.
Norton, Ohio
April 9, 1998